Exhibit 10.194

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-LA-1604287

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Certain *** (Letter Agreement)

References:	(1) Aircraft General Terms Agreement between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) identified as AGTA-UAL (AGTA);

(2) Purchase Agreement No. 3776 between the parties relating to Model 737-9 aircraft, including Letter Agreement UAL-PA-03776-LA- 1207637 entitled “*** Matters” (MAX PDP Letter);

(3)    Purchase Agreement No. 3784 between the parties relating to Model 737NG aircraft, including Letter Agreement UAL-PA-03784-LA- 1208155R2 entitled “*** Matters: 737-*** and 2016 737NG Aircraft” (NG PDP Letter);

(4)    Purchase Agreement No. 3860 between the parties relating to Model 787 aircraft, including Section 3 of Letter Agreement UAL-PA-03860- LA-1209413R1 entitled “Special Matters” (787 PDP Matters Section of the Special Matters Letter); and

(5)    Purchase Agreement No. 04308 between the parties relating to Model 777-300ER aircraft, including Letter Agreement UAL-PA- 04308-LA-1404408R1 entitled “*** Matters” (777 PDP Letter), (references (2) through (5) are referred to herein as the Purchase Agreement or Purchase Agreements as the context requires).

Ladies and gentlemen:

All terms used but not defined in this Letter Agreement shall have the same meaning as in the corresponding purchase agreement or AGTA, as applicable.

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1.	*** Matter ***.

Notwithstanding the *** Schedule contained in Table 1 of each of the Purchase Agreements or the terms set forth in the 777 PDP Letter, the 787 PDP Matters Section of the Special Matters Letter, the NG PDP Letter and the MAX PDP Letter (collectively, the UAL PDP Letters or UAL PDP Letter as the context requires), Customer *** for any Aircraft on order as of the date of signing the applicable Purchase Agreement, and for any *** Aircraft in accordance with the terms of the applicable UAL PDP Letter; provided, however, that Customer shall retain the right to either (a) *** set forth in any of the UAL PDP Letters, and to the extent that Customer *** then Customer’s *** shall be *** or (b) *** provided that (1) Boeing *** to such *** and (2) such ***.

2.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04308-LA-1404407 of the 777 Purchase Agreement entitled “Privileged and Confidential Matters”.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

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AGREED AND ACCEPTED this 27th day of December of 2016

UNITED AIRLINES, INC.

/s/ Gerald Laderman
Signature

Gerald Laderman
Printed Name

Senior Vice President Finance,
Procurement and Treasurer
Title

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